Supplement to the Fidelity® Small Cap Independence Fund
December 30, 2006
Prospectus

Fidelity Small Cap Independence is composed of multiple classes of shares. References to the fund are deemed to include class where applicable. The features and policies related to your shares of the fund will not change.

The following information replaces the information found under the heading "Year-by-Year Returns" in the "Fund Summary" section on page 4.

Small Cap Independence
Calendar Years	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
	27.25%	-7.39%	14.10%	5.76%	6.29%	-20.83%	34.89%	15.02%	10.96%	14.59%

During the periods shown in the chart for Small Cap Independence:	Returns	Quarter ended
Highest Quarter Return	17.36%	June 30, 1997
Lowest Quarter Return	-24.51%	September 30, 1998
Year-to-Date Return	4.89%	March 31, 2007

SCS-07-01 May 8, 2007
1.708162.112

The following information replaces the information found under the heading "Average Annual Returns" in the "Fund Summary" section on page 4.

For the periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
Small Cap Independence
Return Before Taxes	14.59%	9.32%	8.97%
Return After Taxes on Distributions	12.06%	8.41%	7.94%
Return After Taxes on Distributions and Sale of Fund Shares	11.05%	7.83%	7.46%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	18.37%	11.39%	9.44%

Supplement to the

Fidelity® Capital Appreciation Fund
Fidelity Disciplined Equity Fund
Fidelity Focused Stock Fund
Fidelity Small Cap Independence Fund
Fidelity Stock Selector
Fidelity Value Fund

Funds of Fidelity Capital Trust

STATEMENT OF ADDITIONAL INFORMATION

December 30, 2006

Fidelity Small Cap Independence is composed of multiple classes of shares. References to the fund are deemed to include class where applicable. The features and policies related to your shares of the fund will not change.

The following information replaces the similar information for Keith Quinton found in the "Management Contracts" section beginning on page 37.

Keith Quinton is the portfolio manager of Disciplined Equity and receives compensation for his services. As of October 31, 2006, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of the fund is based on the pre-tax investment performance of the fund measured against the S&P 500 Index, and the pre-tax investment performance of the fund within the Morningstar Large Cap Blend Category. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR Corp. and its affiliates.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. For example, the portfolio manager may manage other funds or accounts that engage in short sales, and could sell short a security for such other fund or account that the fund also trades or holds. Although FMR monitors such transactions to attempt to ensure equitable treatment of both the fund and a fund or account that engages in short sales, there can be no assurance that the price of a security held by the fund would not be impacted as a result. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

FCTB-07-02 May 8, 2007
1.803895.105

The following table provides information relating to other accounts managed by Mr. Quinton as of October 31, 2006:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	2	1
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 7,792	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 7,692	none	none

* Includes Disciplined Equity ($7,692 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year end.

As of October 31, 2006, the dollar range of shares of Disciplined Equity beneficially owned by Mr. Quinton was none.